                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):

                                March 30, 1999
                 --------------------------------------------



                           AXENT TECHNOLOGIES, INC.
                     -------------------------------------
            (Exact name of registrant as specified in its charter)


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
          Delaware                   0-28100                        87-0393420
          --------                   -------                        ----------
 (State of Incorporation)    (Commission File Number)    (IRS Employer Identification No.)
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                       2400 Research Boulevard, Suite 200
                         Rockville, Maryland      20850
                       ----------------------------------
             (Address of principal executive offices)  (Zip Code)



                                (301) 258-5403
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                        (Registrant's telephone number)
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Item 2.  Other Events.

     On March 30, 1999, AXENT Technologies, Inc. ("AXENT") and the holders of all of the issued share capital of CKS Limited ("CKS") completed the execution of, and simultaneous closing under, a Share Exchange Agreement dated as of March 29, 1999 (the "Exchange Agreement"). Under the terms of the Exchange Agreement, CKS became a wholly-owned subsidiary of AXENT, its subsidiaries, PassGo Technologies Limited, PassGo Group Limited and PassGo Technologies SARL, became indirect wholly-owned subsidiaries of AXENT, and AXENT agreed to issue a total of one million five hundred fifty thousand (1,550,000) shares of AXENT common stock for all of the issued share capital of CKS and all options and warrants to acquire shares of CKS. Based upon the issued share capital of CKS and the stock options and warrants to acquire shares of CKS then outstanding, AXENT issued a total of 1,486,146 shares of its common stock for all issued share capital of CKS and all outstanding warrants to acquire shares of CKS, and offered to exchange stock options covering a total of 63,854 AXENT shares for all stock options to acquire shares of CKS then outstanding. Those option shares are covered by AXENT's 1999 PassGo Technologies Exchange Option Plan, which was adopted by AXENT specifically to issue stock options in exchange for outstanding stock options issued by CKS.

     AXENT will account for the acquisition of CKS under the purchase method of accounting. AXENT has announced that it anticipates an in-process research and development charge of up to 30 percent of the purchase price of the acquisition, with amortization of identifiable intangible assets anticipated over a three- to five-year period.

     Before the acquisition, CKS and its subsidiaries developed, marketed, licensed and supported a number of software products. AXENT currently intends to continue the business of CKS and its subsidiaries.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Financial Statements of Business Acquired.  Audited consolidated
             -----------------------------------------
financial statements of CKS and its subsidiaries are not currently available and are not filed herewith. AXENT anticipates that such audited consolidated financial statements of CKS and its subsidiaries required by Regulation S-X will be filed within 60 days after the date that this report must be filed.

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         (b) Pro Forma Financial Information.  Any pro forma financial
             -------------------------------
statements required under Regulation S-X to be filed as part of this report are not currently available and are not filed herewith. AXENT anticipates that pro forma financial statements required by Regulation S-X will be filed within 60 days after the date that this report must be filed.

         (c) Exhibits. The Share Exchange Agreement is filed herewith as
             --------
Exhibit 10.37.

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                                  SIGNATURES
                                  ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  April 13, 1999         AXENT Technologies, Inc.



                              /s/ John C. Becker
                              ________________________________________
                              By:    John C. Becker
                              Title: Chief Executive Officer and Chairman of
                                     the Board

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Exhibit No.        Description of Exhibit
----------         ----------------------

10.37 Share Exchange Agreement dated as of March 29, 1999 by and among AXENT Technologies, Inc. and the holders of all of the shares of capital stock, issued share capital and warrants of CKS Limited.

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